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                                                                   EXHIBIT 10.73


                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------

               THIS AGREEMENT is dated as of the ___ day of ____________, 1998, and is between ALPHA MICROSYSTEMS, a California corporation (the "Corporation"), and ____________ (the "Optionee").


                              W I T N E S S E T H:
                              - - - - - - - - - -

               WHEREAS, pursuant to the Alpha Microsystems 1998 Stock Option and Award Plan (the "Plan"), the Corporation has granted to the Optionee, effective as of _______________, 19__ (the "Award Date"), a non-qualified stock option to purchase all or any part of _____________ authorized but unissued shares of Common Stock of the Corporation upon the terms and conditions set forth herein and in the Plan.

               NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

               1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

               2. Grant of Option. This Agreement evidences the Corporation's grant to the Optionee of the right and option to purchase, on the terms and conditions set forth herein and in the Plan, all or any part of an aggregate of ______ shares of the Common Stock at the price of $_________ per share (the "Option"), exercisable from time to time, subject to the provisions of this Agreement and the Plan, prior to the close of business on the day before the tenth anniversary of the Award Date (the "Expiration Date"). This Option is not intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

               3. Exercisability of Option. Except as earlier permitted by or pursuant to the Plan or by resolution of the Administrator adopted after the date hereof, no shares may be purchased by exercise of the Option until the expiration of six months after the Award Date. The Option may be exercised in installments as to ___% of the aggregate number of shares set forth in Section 2 hereof on and after the _______ anniversary of the Award Date and as to an additional ___% of such aggregate number of such shares on each of the ___________ and ______________ anniversaries of the Award Date.

               To the extent the Optionee does not in any year purchase all or any part of the shares to which the Optionee is entitled, the Optionee has the right cumulatively thereafter to


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purchase any shares not so purchased and such right shall continue until the
Option terminates or expires. Fractional share interests shall be disregarded, but may be cumulated.

               4. Method of Exercise of Option.

                      (a) The Option shall be exercisable by the delivery to the Corporation of a written notice stating the number of shares to be purchased pursuant to the Option and accompanied by payment made in accordance with and in a form permitted by Section 5(c)(iv) of the Plan for the full purchase price of the shares to be purchased, subject to such further limitations and rules or procedures as the Administrator may from time to time establish as to any non-cash payment. Shares delivered in payment of the exercise price must have been owned by Optionee for at least six moths prior to the exercise. In addition, the Optionee shall furnish any written statements required pursuant to
        Section 12(a) of the Plan.

                      (b) The Corporation may require that the Optionee enter into an arrangement providing for the payment by the Optionee to the Corporation of any tax withholding obligation of the Corporation arising by reason of (1) the exercise of the Option; or (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise.

               5. Conditions to Exercise. Notwithstanding anything to the contrary contained herein, the Option may not be exercised unless the shares issuable upon exercise of the Option are then registered under the Securities Act of 1933, as amended (the "Securities Act") or, if such shares are not then so registered, the Corporation has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. If the Corporation, in its sole discretion, shall determine that it is necessary to comply with applicable securities laws, the certificate or certificates representing the shares issuable upon exercise of the Option shall bear an appropriate legend in form and substance, as determined by the Corporation, giving notice of applicable restrictions on transfer under or in respect of such laws.

               6. Effect of Termination of Employment or Death; Change in Subsidiary Status. The Option and all other rights hereunder, to the extent not exercised, shall terminate and become null and void at such time as the Optionee ceases to be employed or engaged by either the Corporation or any Subsidiary, except that:

                      (a) if the Optionee voluntarily terminates or resigns, the Optionee may at any time within a period of three months after such termination exercise the Option to the extent the Option was exercisable at the date of such termination;

                      (b) if the Optionee terminates by reason of becoming permanently and totally disabled (within the meaning of Code Section 22(e)(3)), then the Option shall, to the extent not theretofore exercised, fully vest and may be exercised within a period of one year after the Optionee's termination from employment;


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                      (c) if the Optionee dies prior to a termination of
        employment, or within three months after a termination of employment under subsection (a) or (b) above, then the Option may be exercised within a period of one year after the Optionee's termination from employment pursuant to the provisions of Section 5(g) of the Plan;

provided, however, that in no event may the Option be exercised by anyone under this Section or otherwise after the Expiration Date. If Optionee is employed or engaged by an entity which ceases to be a Subsidiary, such event shall be deemed for purposes of this Section 6 to be a termination described in subsection (a) in respect of Optionee.

               7. Investment Representation. The Optionee hereby covenants and agrees with the Corporation that if, at the time of exercise of the Option, there does not exist a Registration Statement on an appropriate form under the Securities Act, which Registration Statement shall have become effective and shall include a prospectus which is current with respect to the shares subject to the Option, (i) that the Optionee is purchasing the shares for the Optionee's own account and not with a view to the resale or distribution thereof, (ii) that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, the Optionee shall, prior to any offer for sale of sale of such shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the applicability of such exemption and (iii) that the Optionee agrees that the certificates evidencing such shares shall bear a legend to the effect of the foregoing.

               8. Non-Transferability of Option. The Option and any other rights of the Optionee under this Agreement or the Plan are nontransferable except as provided in Section 5(f) of the Plan.

               9. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office located at 2722 South Fairview Street, Santa Ana, California 92704, to the attention of the Chief Financial Officer and to the Optionee at the address given beneath the Optionee's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

               10. Plan. The Option and all rights of Optionee thereunder are subject to, and the Optionee agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by this reference, to the extent such provisions are applicable to options granted to Optionee. The Optionee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Administrator do not (and shall not be deemed to) create any rights in the Optionee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Administrator so conferred by appropriate action of the Administrator under the Plan after the date hereof.


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               IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his or her hand.

                                          ALPHA MICROSYSTEMS,
                                          a California corporation


                                          By:___________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                          OPTIONEE

                                          ______________________________________
                                          (Signature)

                                          ______________________________________
                                          (Print Name)

                                          ______________________________________
                                          (Address)

                                          ______________________________________
                                          (City, State, Zip Code)


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